Exhibit 99.3


                   UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the acquisition of all of the outstanding common shares of IT&E Corporation ("ITE") (a California Corporation) in exchange for 9,000,000 shares of common stock of Clinical Trials Assistance Corporation ("CTAC") (a Nevada Corporation).

The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. The acquisition of ITE, which closed on April 14, 2004 was accounted for as a reverse acquisition as the former stockholders of ITE controlled the voting common shares of the Company immediately after the acquisition. Such financial information has been prepared from, and should be read in conjunction with, the historical unaudited financial statements of CTAC and ITE included in this memorandum.

The Pro Forma Balance Sheet gives effect to the transaction as if it had occurred on March 31, 2004. The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of CTAC and ITE for the year ended December 31, 2003 and for the quarter ended March 31, 2004.



                                       F-1c

Clinical Trials Assistance Corporation (CTAC)
Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2004

                                           Historical              (Unaudited)
                             Historical       IT&E      Pro forma   Pro forma
ASSETS                          CTAC      Corporation  Adjustments     CTAC
-------------------------------------------------------------------------------
Current assets:
 Cash and cash equivalents   $   36,403    $   215,264         -    $   251,667
 Accounts receivable, net             -      2,182,260                2,182,260
 Unbilled revenue                     -        195,607                  195,607
 Prepaid and other
    current assets                    -         24,993         -         24,993
 Advances to employees                -         39,821                   39,821
 Investments                          -        170,699                  170,699
                             -------------------------             ------------
  Total current assets           36,403      2,828,644                2,865,047
                             -------------------------             ------------
Fixed assets, net                               63,527                   63,527
Deposits                              -         24,832                   24,832
                             -------------------------             ------------
  Total non-current assets            -         88,359                   88,359
                             -------------------------             ------------
  Total assets               $   36,403    $ 2,917,003             $  2,953,406
                             =========================             ============

LIABILITIES AND STOCKHOLERS' EQUITY
Current liabilities
 Line of credit - bank       $        -    $   998,015             $    998,015
 Accounts payable                     -        488,661                  488,661
 Accrued payroll and
   employee benefits                  -        272,070                  272,070
 Other current liabilities            -          3,740                    3,740
 State income tax
   payable                            -          4,600                    4,600
                             -------------------------             ------------
  Total current liabilities           -      1,767,086                1,767,086
                             -------------------------             ------------
  Total Liabilities                   -      1,767,086                1,767,086
                             -------------------------             ------------

Redeemable common stock               -              -                        -

Shareholders' equity
Preferred stock, Series A,
   $.001 par value                    -              -                        -

Preferred stock, Series B,
   $.001 par value                    -              -                        -

Preferred stock, Series C,
   $.001 par value                    -              -     2,820          2,820

Common stock, $.001 par value    36,000        100,750    11,000 (1)
                                                         (28,000)(1)
                                                        (100,750)(1)     19,000

Additional paid in capital       26,600        273,930    88,733        389,263

Retained earnings               (26,197)       775,237    26,197        775,237
                             -------------------------  ---------  ------------

 Total shareholders'
     equity (deficit)           36,403       1,149,917         -        775,237
                             -------------------------  ---------  ------------
Total liabilities and
   Shareholders' equity      $  36,403     $ 2,917,003         -   $  2,953,406


                See accompanying notes to financial statements.


                                     F-2c

Clinical Trials Assistance Corporation (CTAC)
Pro Forma Condensed Consolidated Statements of Operations
As of December 31, 2003


                                           Historical              (Unaudited)
                             Historical       IT&E      Pro forma   Pro forma
                                CTAC      Corporation  Adjustments     CTAC
-------------------------------------------------------------------------------
Revenue, net                 $ 195,576     $10,018,459              $10,214,035

Cost of revenue                 45,476       6,444,287                6,489,763
                             --------------------------------------------------
  Gross Profit                 150,100       3,574,172                3,724,272

Officer compensation                 -         300,000                  300,000
Selling general and
  administrative expenses      117,790       3,147,640                3,265,430
                             --------------------------------------------------
  Operating income (loss)       32,310         126,532                  158,842
                             --------------------------------------------------
Other expenses
  Financing and other expenses       -         (23,377)
(23,377)
  Interest expense                   -         (18,126)
(18,126)
                             --------------------------------------------------
                                     -         (41,503)                 (41,503
                             --------------------------------------------------
                                32,310          85,029                  117,339

Provision for income taxes           -          (3,000)
(3,000)
                             --------------------------------------------------
    Net income               $  32,310     $    82,029  $      -     $  114,339
                             ==================================================

Basic and diluted income
   per common share          $   0.003     $      0.17               $     0.01
                             =========================               ==========
Weighted average number
  of common shares
  outstanding                12,000,000        481,500               19,000,000
                             =========================               ==========


                See accompanying notes to financial statements.



                                       F-3c

Clinical Trials Assistance Corporation (CTAC)
Pro Forma Condensed Consolidated Statements of Operations
As of March 31, 2004


                                           Historical              (Unaudited)
                             Historical       IT&E      Pro forma   Pro forma
                                CTAC      Corporation  Adjustments     CTAC
-------------------------------------------------------------------------------
Revenue, net                 $   7,375     $ 3,145,018              $ 3,152,393

Cost of revenue                  1,941       1,997,354                1,999,295
                             --------------------------------------------------
  Gross Profit                   5,434       1,147,664                1,153,098

Officer compensation            26,000          55,000                   81,000
Selling general and
  administrative expenses        9,250         816,370                  825,620
                             --------------------------------------------------
  Operating income (loss)      (29,816)        276,294                  246,478
                             --------------------------------------------------
Other income (expense)
  Other income                       -          14,490                   14,490
  Interest expense                   -         (21,686)
(21,686)
                             --------------------------------------------------
                                     -          (7,196)
(7,196)
                             --------------------------------------------------

    Net income (loss)        $  (29,816)   $   269,098  $      -     $  239,282
                             ==================================================

Basic and diluted income
  (loss) per common share    $   (0.001)   $      0.56               $     0.01
                             =========================               ==========
Weighted average number
  of common shares
  outstanding                36,000,000        481,500               19,000,000
                             =========================               ==========


                See accompanying notes to financial statements.



                                      F-4c

                    CLINICAL TRIALS ASSISTANCE CORPORATION
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

NOTE 1

To reflect the recapitalization of Clinical Trials Assistance Corporation ("CTAC") with the book value of net assets of IT&E Corporation ("ITE") at the acquisition date, whereby the following share transactions occurred:

   1) Issuance of 11,000,000 shares of CTAC $0.001 par value common stock to ITE shareholders,
   2) Issuance of 2,820,000 shares of CTAC $0.001 par value Series C Preferred Stock to ITE shareholders,
   3) Cancellation of 28,000,000 shares of CTAC by K. Rohny, the controlling shareholder of CTAC.

Because the acquisition was accounted for as a reverse acquisition, there was neither goodwill recognized nor any adjustments to the book value of the net assets of ITE that would affect the pro forma statement of operations.




                                      F-5c